UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) February 1, 2007
                                                      ----------------


                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

               0-13393                              36-3183870
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      (Commission File Number)           (IRS Employer Identification No.)

      501 Seventh Street, Rockford, Illinois                        61104
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_|
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John R. Hecht, Executive Vice President and Chief Commercial Officer of AMCORE Bank, N.A., a wholly-owned subsidiary of AMCORE Financial, Inc., resigned effective February 1, 2007. On February 1, 2007, in connection with the resignation, Mr. Hecht, AMCORE Bank, N.A., its subsidiaries and affiliates entered into a Separation Agreement, Release and Waiver (the "Agreement"). Under the terms of the Agreement, Mr. Hecht will receive a lump-sum payment equivalent to one year's base salary and certain other benefits, including a lump-sum payment from a non-qualified executive retirement plan. A copy of the Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description
-----------    -----------

10.1 Separation Agreement, Release and Waiver, dated February 1, 2007, between John R. Hecht, AMCORE Bank, N.A., its subsidiaries and affiliates

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 2, 2007              AMCORE Financial, Inc.

                                    (Registrant)




                                    /s/ Donald H. Wilson
                                    --------------------------------------------
                                    Donald H. Wilson
                                    Executive Vice President and Chief Financial
                                    Officer
                                    (Duly authorized officer of the registrant
                                    and principal financial and principal
                                    accounting officer)

612065.02-Chicago Server 2A - MSW
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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 Separation Agreement, Release and Waiver, dated February 1, 2007, between John R. Hecht, AMCORE Bank, N.A., its subsidiaries and affiliates